Exhibit 99.1

P.F. CHANG’S EARNS $0.26 PER SHARE

SCOTTSDALE, Arizona, April 23, 2003 – P.F. Chang’s China Bistro, Inc. (NASDAQ:PFCB) today reported earnings of $6.8 million for the first quarter ended March 30, 2003 compared to $5.1 million in the first quarter of the prior year. Earnings per share for the first quarter increased to $0.26 from $0.20 in the first quarter of the prior year after taking into consideration the two-for-one stock split paid in the form of a stock dividend on May 1, 2002.

(000 except per share data)	1Q03	4Q02	1Q02

Revenues	$131,595	$115,889	$97,500
Net Income	$6,797	$6,484	$5,120
Diluted Earnings Per Share	$0.26	$0.25	$0.20
Shares Used in EPS calculation	26,038	25,954	25,894

2003 Expectations

The company anticipates opening 18 new Bistro units (five of which are already open) and 15 new Pei Wei units (four of which are already open) in 2003. Based on this development schedule, and assuming comparable store sales growth at the Bistro units of 2% to 3%, the company expects consolidated revenues of $550 million in 2003, a 30% increase over fiscal 2002. Net income is anticipated to be $28 million, which equates to earnings per share of $1.06. Included in these assumptions are Pei Wei pre-tax losses of approximately $600,000. The company will report its second quarter 2003 revenue results on July 2nd, 2003 and its second quarter earnings results on July 23rd, 2003.

The company is hosting a conference call today at 1:00 pm ET. A webcast of the call can be accessed through the company’s website at http://www.pfchangs.com.

P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.

The statements contained in this press release that are not purely historical, including the company’s estimates of its revenues, earnings and comparable sales, as well as statements concerning the company’s development schedule, are forward looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the company’s ability to locate acceptable restaurant sites, open new restaurants and operate its restaurants profitably; the company’s ability to hire, train and retain skilled management and other personnel; the company’s ability to access sufficient financing on acceptable terms; changes in consumer tastes and trends, and national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor; and other risks described in the company’s recent SEC filings. In addition, the supplemental sales information is provided to investors to help gauge the company’s performance and is not indicative of future results.

Contact:	P.F. Chang’s China Bistro, Inc.	(602) 957-8986
	Media:	Laura Cherry	laurac@pfchangs.com
	Investor:	Kristina Cashman	kristinac@pfchangs.com

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended

	Mar 30	Dec 29	Mar 31
	2003	2002	2002

Revenues	131,595	$115,889	$97,500
Cost of sales	35,249	30,787	26,449
Labor	41,668	36,545	30,683
Operating	21,608	19,525	16,026
Occupancy	7,419	6,688	6,120

Restaurant operating profit	25,651	22,344	18,222
General & administrative	6,782	4,870	4,936
Depreciation & amortization	4,288	3,876	3,336
Preopening expenses	1,984	1,896	620

Income from operations	12,597	11,702	9,330
Interest (expense) income and other income	41	36	(10)
Minority interests	(2,340)	(1,832)	(1,443)

Income before provision for income taxes	10,298	9,906	7,877
Provision for income taxes	(3,501)	(3,422)	(2,757)

Net income	$6,797	$6,484	$5,120

Basic net income (loss) per share	$0.27	$0.26	$0.21
Diluted net income (loss) per share	$0.26	$0.25	$0.20
Shares used in calculation of basic EPS	25,137	24,994	24,088
Shares used in calculation of diluted EPS	26,038	25,954	25,894

	Percentage of Revenues

	Mar 30	Dec 29	Mar 31
	2003	2002	2002

Revenues	100.0%	100.0%	100.0%
Cost of sales	26.8%	26.6%	27.1%
Labor	31.7%	31.5%	31.5%
Operating	16.4%	16.8%	16.4%
Occupancy	5.6%	5.8%	6.3%

Restaurant operating profit	19.5%	19.3%	18.7%
General & administrative	5.2%	4.2%	5.1%
Depreciation & amortization	3.3%	3.3%	3.4%
Preopening expenses	1.5%	1.6%	0.6%

Income from operations	9.6%	10.1%	9.6%
Interest (expense) income and other income	0.0%	0.0%	0.0%
Minority interests	-1.8%	-1.6%	-1.5%

Income before provision for income taxes	7.8%	8.5%	8.1%
Provision for income taxes	-2.7%	-3.0%	-2.8%

Net income	5.2%	5.6%	5.3%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended March 30, 2003

	Total	Bistro	Pei Wei

Revenues	131,595	120,740	10,855
Cost of sales	35,249	32,124	3,125
Labor	41,668	38,062	3,606
Operating	21,608	19,951	1,657
Occupancy	7,419	6,699	720

Restaurant operating profit	25,651	23,904	1,747
General & administrative	6,782	5,935	847
Depreciation & amortization	4,288	3,889	399
Preopening expenses	1,984	1,671	313

Income (loss) from operations	12,597	12,409	188
Interest (expense) income and other income	41	41	0
Minority interests	(2,340)	(2,203)	(137)

Income (loss) before provision for income taxes	10,298	10,247	51

Provision for income taxes	(3,501)

Net income	$6,797

Basic net income per share	$0.27
Diluted net income per share	$0.26
Shares used in calculation of basic EPS	25,137
Shares used in calculation of diluted EPS	26,038

	Percentage of Revenues

	Total	Bistro	Pei Wei

Revenues	100.0%	100.0%	100.0%
Cost of sales	26.8%	26.6%	28.8%
Labor	31.7%	31.5%	33.2%
Operating	16.4%	16.5%	15.3%
Occupancy	5.6%	5.5%	6.6%

Restaurant operating profit	19.5%	19.8%	16.1%
General & administrative	5.2%	4.9%	7.8%
Depreciation & amortization	3.3%	3.2%	3.7%
Preopening expenses	1.5%	1.4%	2.9%

Income (loss) from operations	9.6%	10.3%	1.7%
Interest (expense) income and other income	0.0%	0.0%	0.0%
Minority interests	-1.8%	-1.8%	-1.3%

Income (loss) before provision for income taxes	7.8%	8.5%	0.5%

Provision for income taxes	-2.7%

Net income	5.2%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Development Schedule

	P. F. Chang's China Bistro

	1Q03	2Q03	3Q03	4Q03

Units opened	5
Units under construction		1	6
Units in development				6

Total new unit development	5	1	6	6
Existing units	79	84	85	91

Total units	84	85	91	97

	Pei Wei Asian Diner

	1Q03	2Q03	3Q03	4Q03

Units opened	4
Units under construction		3	1
Units in development			3	4

Total new unit development	4	3	4	4
Existing units	16	20	23	27

Total units	20	23	27	31

P.F.Chang’s China Bistro

Supplemental Sales Information

Year of Unit Opening (1)

	Pre-1996	1996	1997	1998	1999	2000	2001	2002	2003	Total

Units	4	3	6	10	13	16	13	14	5	84

Sales (000)
1Q03	6,434	5,908	9,060	15,753	18,800	23,236	18,815	17,983	4,751	120,740

Average Weekly Sales (AWS)
1Q03	123,738	151,474	116,157	121,175	111,239	111,713	111,331	98,808	143,980	113,906

Year-Over-Year Change in AWS
1Q03	0.2%	3.7%	6.0%	5.1%	5.0%	11.0%	5.4%	-1.7%	—	4.4%

Year-Over-Year Change Comp Store Sales (2)
Units	4	3	6	10	13	16	10	—	—	62
1Q03	0.2%	3.7%	6.0%	5.1%	5.0%	11.0%	6.6%	—	—	6.4%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation

Pei Wei Asian Diner

Supplemental Sales Information

Year of Unit Opening (1)

	2000	2001	2002	2003	Total

Units	1	4	11	4	20

Sales (000)
1Q03	868	2,390	5,762	1,835	10,855

Average Weekly Sales (AWS)
1Q03	66,787	45,956	40,295	52,437	44,673

Year-Over-Year Change in AWS
1Q03	3.0%	6.4%	-15.1%	—	-6.0%

Year-Over-Year Change Comp Store Sales (2)
Units	1	1	—	—	2
1Q03	3.0%	-1.2%	—	—	1.1%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation

P.F. Chang’s China Bistro, Inc.
2003 Forecast

	1Q03			2Q03E			3Q03E			4Q03E			2003E

	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total

Store weeks	1,060	243	1,303	1,094	282	1,376	1,134	328	1,462	1,223	370	1,593	4,511	1,223	5,734
Average weekly sales (000)	113.9	44.7	101.0	110.6	41.5	96.5	110.1	39.9	94.4	107.9	42.4	92.7	110.5	42.0	95.9
Revenues (millions)	120.7	10.9	131.6	121.0	11.7	132.7	124.9	13.1	138.0	132.0	15.7	147.7	498.7	51.4	550.0
Restaurant operating profit	23.9	1.7	25.7	23.4	1.8	25.1	24.0	1.8	25.8	25.8	2.4	28.2	97.0	7.7	104.8
General & administrative	5.9	0.8	6.8	5.7	1.0	6.7	5.8	1.1	6.9	5.9	1.2	7.0	23.3	4.1	27.4
Depreciation & amortization	3.9	0.4	4.3	4.0	0.5	4.5	4.2	0.5	4.7	4.4	0.6	5.1	16.5	2.1	18.6
Preopening expenses	1.7	0.3	2.0	1.0	0.4	1.4	1.8	0.5	2.3	1.6	0.5	2.1	6.1	1.7	7.8
Other income	(0.0)	—	(0.0)	(0.1)	—	(0.1)	(0.1)	—	(0.1)	(0.0)	—	(0.0)	(0.2)	—	(0.2)
Minority interest	2.2	0.1	2.3	2.0	0.1	2.1	2.1	0.1	2.2	2.2	0.2	2.4	8.5	0.5	9.0

Income (loss) before tax provision	10.2	0.1	10.3	10.7	(0.2)	10.5	10.2	(0.4)	9.8	11.7	(0.1)	11.7	42.9	(0.6)	42.2
Tax provision	3.5	0.0	3.5	3.6	(0.1)	3.6	3.5	(0.1)	3.3	4.0	(0.0)	4.0	14.6	(0.2)	14.4

Net income (loss)	6.8	0.0	6.8	7.0	(0.1)	6.9	6.8	(0.3)	6.5	7.7	(0.0)	7.7	28.3	(0.4)	27.9

FD shares	26.0	26.0	26.0	26.3	26.3	26.3	26.4	26.4	26.4	26.5	26.5	26.5	26.3	26.3	26.3
EPS	$0.26	$0.00	$0.26	$0.27	$(0.01)	$0.26	$0.26	$(0.01)	$0.25	$0.29	$(0.00)	$0.29	$1.08	$(0.02)	$1.06
Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Restaurant operating profit	19.8%	16.1%	19.5%	19.3%	15.2%	18.9%	19.2%	14.0%	18.7%	19.5%	15.2%	19.1%	19.5%	15.1%	19.0%
General & administrative	4.9%	7.8%	5.2%	4.7%	8.5%	5.1%	4.6%	8.4%	5.0%	4.4%	7.4%	4.7%	4.7%	8.0%	5.0%
Depreciation & amortization	3.2%	3.7%	3.3%	3.3%	4.2%	3.4%	3.3%	4.1%	3.4%	3.4%	4.0%	3.4%	3.3%	4.0%	3.4%
Preopening expenses	1.4%	2.9%	1.5%	0.8%	3.2%	1.0%	1.4%	3.8%	1.7%	1.2%	3.2%	1.4%	1.2%	3.3%	1.4%
Other income	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Minority interest	1.8%	1.3%	1.8%	1.6%	1.0%	1.6%	1.6%	0.9%	1.6%	1.7%	1.0%	1.6%	1.7%	1.0%	1.6%

Income (loss) before tax provision	8.5%	0.5%	7.8%	8.8%	-1.8%	7.9%	8.2%	-3.2%	7.1%	8.9%	-0.4%	7.9%	8.6%	-1.3%	7.7%
Tax provision	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%	34.0%

Net income (loss)	5.6%	0.3%	5.2%	5.8%	-1.2%	5.2%	5.4%	-2.1%	4.7%	5.9%	-0.3%	5.2%	5.7%	-0.8%	5.1%

P.F. Chang’s China Bistro, Inc.
2003 Forecast vs 2002 Actual

	1Q02	1Q03	Change	2Q02	2Q03E	Change	3Q02	3Q03E	Change	4Q02	4Q03E	Change	2002	2003E	Change

Store weeks	937	1,303	39.1%	981	1,376	40.3%	1,078	1,462	35.6%	1,201	1,593	32.6%	4,197	5,734	36.6%
Average weekly sales (000)	104.1	101.0	-2.9%	103.7	96.5	-7.0%	99.4	94.4	-5.0%	96.5	92.7	-3.9%	100.6	95.9	-4.6%
Revenues (millions)	97.5	131.6	35.0%	101.7	132.7	30.5%	107.1	138.0	28.9%	115.9	147.7	27.5%	422.1	550.0	30.3%
Restaurant operating profit	18.2	25.7		19.6	25.1		19.6	25.8		22.3	28.2		79.7	104.8
General & administrative	5.0	6.8		5.5	6.7		5.3	6.9		4.9	7.0		20.6	27.4
Depreciation & amortization	3.3	4.3		3.5	4.5		3.7	4.7		3.9	5.1		14.4	18.6
Preopening expenses	0.6	2.0		1.5	1.4		2.3	2.3		1.9	2.1		6.3	7.8
Other income	—	(0.0)		—	(0.1)		—	(0.1)		0.0	(0.0)		0.0	(0.2)
Elimination of minority interest	1.4	2.3		1.6	2.1		1.5	2.2		1.8	2.4		6.4	9.0

Income (loss) before tax provision	7.9	10.3		7.5	10.5		6.8	9.8		9.9	11.7		32.1	42.2
Tax provision	2.8	3.5		2.6	3.6		2.4	3.3		3.4	4.0		11.2	14.4

Net income (loss)	5.1	6.8	34.3%	4.9	6.9	40.8%	4.4	6.5	47.2%	6.5	7.7	19.2%	20.9	27.9	33.6%

FD shares	25.9	26.0		26.0	26.3		25.8	26.4		26.0	26.5		25.9	26.3
EPS	$0.20	$0.26	33.6%	$0.19	$0.26	39.2%	$0.17	$0.25	43.8%	$0.25	$0.29	16.8%	$0.81	$1.06	30.8%
Revenues	100.0%	100.0%		100.0%	100.0%		100.0%	100.0%		100.0%	100.0%		100.0%	100.0%
Restaurant operating profit	18.7%	19.5%		19.3%	18.9%		18.3%	18.7%		19.3%	19.1%		18.9%	19.0%
General & administrative	5.1%	5.2%		5.4%	5.1%		4.9%	5.0%		4.2%	4.7%		4.9%	5.0%
Depreciation & amortization	3.4%	3.3%		3.4%	3.4%		3.5%	3.4%		3.3%	3.4%		3.4%	3.4%
Preopening expenses	0.6%	1.5%		1.5%	1.0%		2.1%	1.7%		1.6%	1.4%		1.5%	1.4%
Other income	0.0%	0.0%		0.0%	0.0%		0.0%	0.0%		0.0%	0.0%		0.0%	0.0%
Elimination of minority interest	1.5%	1.8%		1.6%	1.6%		1.4%	1.6%		1.6%	1.6%		1.5%	1.6%

Income (loss) before tax provision	8.1%	7.8%		7.4%	7.9%		6.3%	7.1%		8.5%	7.9%		7.6%	7.7%
Tax provision	35.0%	34.0%		35.0%	34.0%		35.0%	34.0%		34.5%	34.0%		34.9%	34.0%

Net income (loss)	5.2%	5.2%		4.8%	5.2%		4.1%	4.7%		5.6%	5.2%		4.9%	5.1%